UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________________________
Form 8-K
_____________________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 4, 2015
_____________________________________________________________
Forest City Enterprises, Inc.
(Exact name of registrant as specified in its charter)
_____________________________________________________________

Ohio (State or other jurisdiction of incorporation or organization)	1-4372 (Commission File Number)	34-0863886 (I.R.S. Employer Identification No.)

Terminal Tower, 50 Public Square Suite 1100, Cleveland, Ohio		44113
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: 216-621-6060

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
_____________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On May 4, 2015, Forest City Enterprises, Inc. (the “Company”) issued a press release announcing its financial results for the first quarter of 2015. This press release refers to the Company’s supplemental package which is available on its website. The supplemental package and the press release are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated by reference herein.

Item 7.01. Regulation FD Disclosure.

On May 4, 2015, Forest City Enterprises, Inc. (the “Company”) issued a press release announcing that, subject to market and other conditions, it intends to offer 32,500,000 shares of its Class A Common Stock, par value $0.33 1/3 per share (“Class A Common Stock”) in an underwritten public offering (the “Offering”). The Company also announced that it expects to grant the underwriters a 30-day option to purchase up to an additional 4,875,000 shares of Class A Common Stock. The joint book-running managers for the offering are BofA Merrill Lynch, Goldman, Sachs & Co. and Citigroup.

A copy of the press release is furnished as Exhibit 99.3 to this report and is incorporated into this Item 7.01 by reference.

The information contained in Items 2.02 and 7.01 of this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or incorporated by reference in any filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are furnished herewith.

Exhibit Number		Description
99.1	—	Forest City Enterprises, Inc. Supplemental Package for the quarter ended March 31, 2015.
99.2	—	Press Release dated May 4, 2015, announcing the Company’s financial results for the first quarter of 2015.
99.3	—	Press Release dated May 4, 2015, announcing the Company’s intention to offer shares of Class A Common Stock in a public offering.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOREST CITY ENTERPRISES, INC.

		By:	/s/ ROBERT G. O'BRIEN
		Name:	Robert G. O’Brien
		Title:	Executive Vice President and Chief Financial Officer

Date:	May 4, 2015

EXHIBIT INDEX

Exhibit Number		Description
99.1	—	Forest City Enterprises, Inc. Supplemental Package for the quarter ended March 31, 2015.
99.2	—	Press Release dated May 4, 2015, announcing the Company’s financial results for the first quarter of 2015.
99.3	—	Press Release dated May 4, 2015, announcing the Company’s intention to offer shares of Class A Common Stock in a public offering.